UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 23, 2026

Bakkt, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road NE, 7th Floor Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (332) 203-3017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders of Bakkt, Inc. (the “Company”) at the 2026 Annual Meeting of Stockholders held on June 23, 2026 (the "Annual Meeting"):

•To elect Michael Alfred and Lyn Alden as Class II directors to serve as members of the Company’s Board of Directors until the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
•To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers; and
•To ratify the selection of Grant Thornton LLC as independent auditors of the Company for the fiscal year ending December 31, 2026.

As of April 24, 2026, the record date for the Annual Meeting, the Company had 30,761,371 shares of its Class A common stock outstanding and entitled to vote. At the Annual Meeting, 18,919,712 shares were present in person or represented by proxy and entitled to vote. No votes were cast during the Annual Meeting. Based on the votes cast by proxy, each proposal passed, including the election of each director. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Election of Directors

NAME	FOR	AGAINST	ABSTAIN	NON VOTES
Michael Alfred	12,378,430	109,255	—	6,432,027
Lyn Alden	12,156,770	330,915	—	6,432,027

Advisory Vote to Approve Executive Compensation

11,321,210 FOR 1,032,093 AGAINST 134,382 ABSTAIN 6,432,027 NON VOTES

Ratification of Grant Thornton LLC as Independent Auditors of the Company

18,373,303 FOR 39,530 AGAINST 506,879 ABSTAIN 0 NON VOTES

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: June 25, 2026

BAKKT, INC.

By:	/s/ Marc D'Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary